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                CERTIFICATE OF CONSENT TO ACTION WITHOUT MEETING
                ------------------------------------------------
           OF THE STOCKHOLDERS OF PHOENIX RESOURCES TECHNOLOGIES, INC.
           -----------------------------------------------------------
                       HOLDING A MAJORITY OF VOTING POWER
                       ----------------------------------

         The undersigned, being a majority of the stockholders of Phoenix Resources Technologies, Inc., a Nevada corporation (the "Company"), do hereby consent and agree to the following action:

         WHEREAS, the majority of Stockholders of the Company believe it to be in the best interests of the Company that three new Directors, namely Benjamin Traub, Ellen Luthy and Warren Gacsi, be appointed to Office, and that each and all of the previous members of the Board of Directors of the Company be immediately removed from Office; and,

         WHEREAS, the most recent publicly-filed information available with respect to the Board of Directors of the Company, including Current Report of 8K filed with the Securities and Exchange on October 26, 2000, confirms only Tom Thomas and Bobby Rekhi to be current Directors, appointed as of September 22, 2000; and,

         WHEREAS, the undersigned Stockholders believe that one or more of, Ronald Wilkins, Michael Lamb, Michael Bahlo, or other individual(s) as yet undisclosed may also be Director(s) of the Company; and,

         WHEREAS, Article II Section 11 of the Bylaws of the Company provides that any action required to be taken at any annual or special meeting of Stockholders of the Company, or any action which may be taken at any annual or special meeting of such Stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and provides that prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Stockholders who have not consented in writing; and,

         WHEREAS, Article III Section 14 of the Bylaws of the Company provides that any Director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of Directors; and,

         WHEREAS, the State of Nevada Revised Statutes, Chapter 78 - Private Corporations, Section 78.320, provides that such action which is required or permitted to be taken at a meeting of the Stockholders of the Company may be taken without a meeting if, before or after the action, a written consent thereto is signed by the Stockholders holding at least a majority of the voting power;

         RESOLVED, that in the best interests of the Company, Benjamin Traub, Ellen Luthy, and Warren Gacsi are hereby appointed Directors of the Company; and,


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CERTIFICATE OF CONSENT TO ACTION WITHOUT MEETING   (Continued)
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         RESOLVED,  that in the best  interests of the Company,  each and all of the previous members of the Board of Directors of the Company, including, Tom Thomas and Bobby Rekhi, and as applicable, any one or more of, Ronald Wilkins,
Michael  Lamb,   Michael  Bahlo,  or  any  other   Director(s),   including  any
individuals(s) not publicly disclosed as Director(s), be removed from Office of the Board of Directors, effective immediately.

         The foregoing resolutions are hereby adopted by the undersigned majority of Stockholders of the Company, pursuant to Article II Section 11 and
Article III Section 14 of the Bylaws of the Company, and to the State of Nevada Revised Statutes, Chapter 78 - Private Corporations, Section 78.320, this 22nd day of February, 2001.

We, the undersigned, being the Stockholders of the Company holding a majority of voting power do hereby consent and agree to the taking of the action set out in this Certificate of Consent to Action Without Meeting, on this 22nd day of February 2001.



/s/ Benjamin Traub           /s/ Ronald Willoughby     /s/ Judy Traub
------------------------     ---------------------     ----------------------
Wealthy Investor Network     Ronald Willoughby -       Judy Traub -
Inc. by its Authorized       150,000 Shares/ Votes     250,000  Shares/ Votes
Signatory -
4,990,477 Shares/ Votes

                             /s/ Norma Jean Bone
                             ---------------------
                             Norma Jean Bone -
                             250,000 Shares/ Votes

                             /s/ Cliff Traub           /s/ Bruce Deildal
                             ---------------------     ----------------------
                             Cliff Traub -             Bruce Deildal -
                             100,000 Shares/ Votes     225,000 Shares/ Votes

/s/ Sean Traub
------------------------
Sean Traub -
100,000 Shares/ Votes